[PHOTO]

VANGUARD
OHIO TAX-FREE
FUND

Semiannual Report
May 31, 1997


[THE VANGUARDGROUP LOGO]

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1

                                  The Markets
                                 In Perspective

                                       3

                                  Report From
                                  The Adviser

                                       5

                                  Performance
                                   Summaries

                                       7

                                   Financial
                                   Statements

                                       8

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

DEAR SHAREHOLDER,

During the first half of Vanguard Ohio Tax-Free Fund's 1997 fiscal year, interest rates drifted unevenly upward as the surprising staying power of the U.S. economy continued to stoke fears of higher inflation. While the general rise in interest rates dampened municipal bond prices, interest income was sufficient to give bonds a marginally positive total return for the six months ended May 31, 1997. In this environment, the return of our Insured Long-Term Portfolio matched that of its average competitor, while the return of our Money Market Portfolio exceeded by a hair that of its competitive fund group. The adjacent table presents each Portfolio's six-month return as well as those of the average competing mutual funds.


---------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                          MAY 31, 1997
---------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                   +1.3%
Average Ohio Municipal Bond Fund              +1.3
---------------------------------------------------------
MONEY MARKET PORTFOLIO                        +1.7%
---------------------------------------------------------
Average Ohio Tax-Exempt
   Money Market Fund                          +1.6
---------------------------------------------------------

  The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.67 per share on November 30, 1996, to $11.46 per share on May 31, 1997, adjusted for dividends totaling $0.30 per share from net investment income and a distribution of $0.06 from net realized capital gains.

  The Money Market Portfolio's net asset value remained at $1 per share. This, of course, is what we expect, although a stable share price is by no means guaranteed by us or by competing money market funds. The Portfolio's yield on May 31 stood at 3.62%, up from 3.43% six months earlier.

THE PERIOD IN REVIEW

The half-year was marked by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. In the taxable bond market, yields moved steadily higher during the first four months of the period, only to retrace a few steps during the final two months as concerns about inflation eased somewhat.

     On balance, yields on longer-term U.S. Treasury securities ended the period higher than they started. The yield on the benchmark 30-year U.S. Treasury bond rose by 56 basis points (0.56 percentage point), from 6.35% on November 30, 1996, to 6.91% on May 31, 1997. The yield on the 90-day U.S. Treasury bill dipped slightly on balance, ending the period at 4.94%, down from 5.13% six months earlier, as the issuance of new T-bills declined significantly.

     Municipal bonds withstood the interest rate increase better than their taxable counterparts, thanks in part to a reduced supply of new issues during the period. The yield on 30-year, high-quality municipal bonds edged up on balance from 5.45% to 5.55%. At the short end of the spectrum, yields on top-grade (MIG-1) municipal notes rose on balance from 3.55% at the end of November 1996 to 3.70% on May 31, 1997.

     The +1.7% return of our Money Market Portfolio was slightly above the +1.6% return of the average Ohio tax-exempt money market mutual fund, an advantage largely explained by our lower expenses.

     The +1.3% total return of the Insured Long-Term Portfolio during the half-year consisted of a +2.6% income return and a capital decline of -1.3%, reflecting bond price declines engendered by the modest increase in interest rates. This return matched that of the average Ohio municipal bond fund, but fell behind the +1.7% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of operating expenses and transaction costs.

     Though recent history shows the harm that rising interest rates can inflict on long-term bonds, the extended view reminds us that falling interest rates periodically have the opposite effect. In the end, these changes amount over time to little more than "noise," leaving the rate of interest income as the main source of our long-term returns.

     Over these longer periods, our Portfolios are aided by our disciplined management approach, as well as by our low expenses--durable advantages for our shareholders that we expect to continue. Our Portfolios had expense ratios (expenses as a percentage of average net assets) in fiscal 1996 of about 0.20%, compared with 1.08% charged by the average Ohio long-term state tax-free fund, and 0.58% for the average Ohio money market state tax-exempt fund.

     In our Insured Long-Term Portfolio, this cost advantage allows us to offer a portfolio of bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default--insurance that obviously comes at a cost--while providing returns that are fully competitive with those of uninsured municipal bond portfolios. Though our expense ratio advantage did not aid the relative performance of the Insured Long-Term Portfolio during the brief semiannual period, it is certainly a factor in the Portfolio's longer-term advantage over its peers (+7.9% for our Portfolio versus +7.5% for our peers over the past twelve months, and an annualized +8.2% return versus an annualized +7.3% for competing funds since the Portfolio's June 18, 1990, inception).

IN SUMMARY

It's worth noting that the mediocre performance of the U.S. bond market over the past six months stands in stark contrast to that of the U.S. stock market, which continued to steam ahead, gaining +13.1% (as measured by the S&P 500 Index).

     While it may be difficult for bond investors to watch the big gap between the recent returns of stocks and bonds, it is exactly this lack of correlation between the asset classes that makes the creation and maintenance of a balanced investment program of stock funds, bond funds, and money market funds a prudent move for mutual fund investors. As that gap narrows--or opens in favor of bonds over stocks, as it will from time to time--the true value of a balanced program will be evident.

     We look forward to reporting to you in further detail in our 1997 Annual Report six months hence.



/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN
John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

June 13, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.


---------------------------------------------------------------------
                                                 TOTAL RETURNS
                                           PERIODS ENDED MAY 31, 1997
                                         ----------------------------
                                         6 MONTHS    1 YEAR  5 YEARS*
---------------------------------------------------------------------
EQUITY
   S&P 500 Index                         13.1%       29.4%      18.4%
   Russell 2000 Index                     8.4         7.0       15.8
   MSCI-EAFE Index                        4.2         7.9       10.9
---------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index            0.9%        8.3%       7.2%
   Lehman 10-Year Municipal
     Bond Index                           1.7         8.2        7.5
   Salomon 90-Day U.S. Treasury Bills     2.6         5.3        4.5
---------------------------------------------------------------------
OTHER
   Consumer Price Index                   0.9%        2.2%       2.8%
---------------------------------------------------------------------

*Average annual.


     The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

     Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

Yields on tax-exempt securities rose slightly during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard Ohio Tax-Free Fund.

THE INSURED LONG-TERM PORTFOLIO

Stronger than expected economic growth and concerns over inflation led to a rise in interest rates during the half-year. In March, the Federal Reserve Board responded by increasing the federal funds rate a quarter-point to 5.50%. Yields on the benchmark 30-year U.S. Treasury bond rose 0.56 percentage point to 6.91% during the six months, while yields on long-term, high-quality municipal bonds increased a mere 0.10 percentage point to 5.55%.

     The magnitude of the rise in rates was partially mitigated by strong investor demand and reduced supply in the municipal market. Consequently, yields of long-term, high-grade tax-exempt bonds rose less in relation to yields on U.S. Treasury bonds, from a ratio of 86% last November 30 to 80% on May 31. While the lack of supply helped the performance of municipal bonds relative to Treasuries, it also resulted in a compression of the yield differentials between higher- and lower-quality municipal securities. Over the short term, such an environment is often advantageous to the price performance of mutual funds holding lower-quality bonds. In contrast, Vanguard's state tax-free Portfolios are insured and adhere to significantly higher quality standards than the typical mutual fund. Nonetheless, the Portfolios provided returns competitive with those of lower-quality competitors.

     During the first fiscal half, we pursued two strategies to maximize tax-exempt income and minimize risk. First, we lowered the effective maturities of the Portfolios, which reduced their exposure to rising interest rates and preserved principal. This was accomplished by offsetting our market exposure through hedges in (i.e., sales of) Treasury futures contracts, while maintaining our holdings of municipal bonds. Second, we overweighted our holdings of intermediate-term bonds with maturities of 10-20 years. Intermediate bonds currently offer the best relative value because they generate 95% of the yield of long-term municipal bonds while providing less price volatility. In combination, these strategies enabled us to reduce our exposure to interest rate changes, maintain a high tax-exempt dividend stream, and capitalize on the relative outperformance of municipal bonds.

     Vanguard's investment objective is to provide consistent above-average performance relative to our competitors. We accomplish this by combining a disciplined management approach with a low expense ratio. Over the long term, we believe this philosophy will continue to produce superior performance and a durable tax-exempt dividend for our shareholders.

INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in Ohio.

THE MONEY MARKET PORTFOLIO

In response to the Federal Reserve's tightening of monetary policy, yields on municipal notes and U.S. Treasury bills moved higher during the first half of the fiscal year. Yields on one-year municipal notes ended the period 32 basis points (0.32 percentage point) higher, at 3.90%, while one-year Treasury bill yields rose 42 basis points to 5.77%. Due to the continued strength in the U.S. economy and the Fed's response, our Money Market Portfolio adopted a more defensive posture by shortening its average maturity. Shortening the Portfolio's maturity acts to lessen its interest rate risk.

     In addition to the Federal Reserve's activity, two other issues had a significant impact on the short-term securities market.

     The first was the proposal by the Securities and Exchange Commission (SEC) of a series of technical amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market funds. The SEC's proposed changes were designed to tighten the regulations pertaining to money market funds and improve the likelihood that the funds would maintain a stable net asset value. In light of these technical amendments and the SEC's desire to incorporate comments from market participants, compliance with the revised rule, adopted by the SEC in March 1996, has been suspended until at least the summer or fall of 1997. Some competing funds that operate with lower quality standards than ours may need to alter their management policies. However, the Vanguard tax-exempt money market Portfolios have always been managed in a conservative, quality-oriented manner. Therefore we anticipate minimal impact when the regulations finally take effect.

     The second issue was the unusual volume of redemptions industrywide during tax season. The seasonal outflow of portfolio assets is the result of shareholders' paying personal income taxes from money market accounts. According to IBC Donoghue's Money Fund Report, during the just-completed tax season, tax-exempt money market funds lost 7.5% of assets to redemptions, compared with only a 4% decline for the same period in 1996. As further evidence of the magnitude of tax payments this year, the U.S. Treasury garnered a record $211 billion through April, a 13% increase over the same period last year. As market participants sold securities to fund shareholder redemptions, the result was a temporary overabundance of supply in the short-term market. This excess in turn caused a spike up in yields during late April and much of May. We used this rise in yields as an opportunity to selectively purchase securities--choosing those with maturity dates other than early July, when a seasonal lack of supply is expected to push yields down. Additionally, we further diversified and enhanced overall portfolio quality.

     The second half of the fiscal year will require investors to remain vigilant. Market participants will be asked to comply with new, more stringent regulations and will face the prospect of further hikes in the federal funds rate by the Federal Reserve Board.

Ian A. MacKinnon, Senior Vice President
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 11, 1997

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-MAY 31, 1997
-----------------------------------------
      INSURED LONG-TERM PORTFOLIO LEHMAN*
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1990       3.0%   3.0%      6.0%    4.9%
1991       2.9    6.6       9.5    10.3
1992       4.5    6.2      10.7    10.0
1993       6.3    5.7      12.0    11.1
1994     -11.2    4.9      -6.3    -5.2
1995      13.1    6.4      19.5    18.9
1996       0.3    5.4       5.7     5.9
1997**    -1.3    2.6       1.3     1.7
-----------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 1997.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 18, 1990-MAY 31, 1997
-----------------------------------------
         MONEY MARKET PORTFOLIO   AVERAGE
                                   FUND*
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1990       0.0%   2.6%      2.6%    2.5%
1991       0.0    4.7       4.7     4.5
1992       0.0    3.0       3.0     2.9
1993       0.0    2.4       2.4     2.2
1994       0.0    2.6       2.6     2.4
1995       0.0    3.8       3.8     3.5
1996       0.0    3.4       3.4     3.1
1997**     0.0    1.7       1.7     1.6
-----------------------------------------

 *Average Ohio Tax-Exempt Money Market Fund.
**Six months ended May 31, 1997.
See Financial Highlights table on page 16 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
--------------------------------------------------------------------------------------
                                                                   SINCE INCEPTION
                               INCEPTION                      ------------------------
                                   DATE     1 YEAR  5 YEARS     CAPITAL INCOME   TOTAL
--------------------------------------------------------------------------------------
Insured Long-Term Portfolio      6/18/90     5.37%     7.29%      2.15%   5.89%  8.04%
Money Market Portfolio           6/18/90     3.34      3.02       0.00    3.47   3.47
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                            MATURITY                    AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                        COUPON       DATE                     (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
-------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (87.4%)
Adams County OH School Dist. GO                                      5.55%    12/1/09 (1)               $1,000     $     1,031
Akron Bath & Copley OH Joint Township
  (Children's Hosp. Medical Center)                                  5.50%     1/1/08 (2)                1,000           1,024
Aurora County OH School Dist.                                        5.80%    12/1/16 (3)                3,000           3,050
Bedford Heights OH GO                                                5.65%    12/1/14 (2)                  500             512
Butler County OH Sewer System Rev.                                   6.25%    12/1/12 (2)                2,925           3,097
Butler County OH Water Works                                        5.125%    12/1/21 (2)                  500             472
City of Canton OH GO                                                5.375%    12/1/07 (2)                1,000           1,027
City of Canton OH GO (Water Works System)                            5.75%    12/1/10 (2)                1,000           1,040
City of Canton OH GO (Water Works System)                            5.85%    12/1/15 (2)                1,000           1,031
Clermont County OH (Mercy Health System)                             5.40%     9/1/05 (2)                2,500           2,585
Clermont County OH (Mercy Health System)                             5.50%     9/1/06 (2)                2,500           2,594
Cleveland-Cuyahoga County OH Port Auth. Rev.
  (Rock & Roll Hall of Fame)                                         5.40%    12/1/15 (2)                2,000           1,964
Cleveland OH Airport System Rev.                                     0.00%     1/1/05 (1)                3,975           2,721
Cleveland OH Airport System Rev.                                     7.25%     1/1/20 (1)                  800             862
Cleveland OH GO                                                      5.30%     9/1/08 (2)                4,500           4,599
Cleveland OH GO                                                     5.375%     9/1/09 (2)                2,000           2,041
Cleveland OH GO                                                     5.375%     9/1/10 (2)                1,000           1,012
Cleveland OH GO                                                     5.375%     9/1/12 (2)                1,000           1,002
Cleveland OH GO                                                      6.25%    10/1/11 (1)                2,500           2,648
Cleveland OH Public Power System Rev.                                5.25%   11/15/16 (1)                4,000           3,858
Cleveland OH Public Power System Rev.                                7.00%   11/15/24 (1)                2,750           3,170
Cleveland OH School Dist. GO                                         0.00%    12/1/05 (3)                  700             458
Cleveland OH School Dist. GO                                         0.00%    12/1/06 (3)                  700             433
Cleveland OH School Dist. GO                                         0.00%    12/1/07 (3)                  500             293
Cleveland OH School Dist. GO                                         0.00%    12/1/08 (3)                  400             220
Cleveland OH School Dist. GO                                        5.875%    12/1/11 (3)                1,500           1,538
Cleveland OH Water Works Rev.                                        5.50%     1/1/13 (1)                3,125           3,171

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                            MATURITY                    AMOUNT          VALUE*
                                                                   COUPON       DATE                     (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Cleveland OH Water Works Rev.                                        5.50%     1/1/21 (1)-               2,500           2,503
Cleveland OH Water Works Rev.                                        6.25%     1/1/15 (2)                4,500           4,740
Columbus City OH School Dist. GO                                     7.00%    12/1/00 (3)(Prere.)        1,750           1,924
Cuyahoga County OH Hosp. Rev. (Metro Health System)                  6.00%    2/15/19 (1)                1,000           1,008
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)            5.50%    1/15/19 (1)                7,545           7,395
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)           6.875%    1/15/99 (5)(Prere.)        1,825           1,934
Dayton OH Water System Rev.                                          6.75%    12/1/10 (1)                1,000           1,034
Delaware OH Sewer System Rev.                                        5.95%   11/15/12 (2)                1,500           1,543
Dublin OH School Dist. GO                                            0.00%    12/1/05 (3)                1,220             798
Dublin OH School Dist. GO                                            0.00%    12/1/06 (3)                1,220             754
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)          5.375%    6/15/15 (1)                3,000           2,969
Forest Hills OH School Dist. GO                                      6.00%    12/1/07 (1)                  750             815
Franklin County OH Convention Center Rev.                            0.00%    12/1/07 (1)                4,355           2,548
Franklin County OH Convention Center Rev.                            7.00%    12/1/00 (1)(Prere.)          675             742
Franklin County OH Hosp. Fac. Rev. (Riverside United Methodist)      7.25%    5/15/20 (1)                2,800           3,062
Greater Cleveland OH Regional Transp. Auth.                          5.60%    12/1/11 (3)                4,505           4,597
Hamilton County OH Rev. (Children's Hosp.)                           5.20%    5/15/09 (1)                2,000           2,011
Hamilton County OH Sewer System Rev.                                 5.40%    12/1/08 (3)                5,700           5,888
Hamilton County OH Sewer System Rev.                                 5.45%    12/1/09 (3)                3,250           3,346
Hamilton OH Water System Rev.                                        6.30%   10/15/21 (1)                2,000           2,100
Hilliard County OH School Dist. GO                                   5.75%    12/1/19 (3)                2,000           2,012
Hilliard County OH School Dist. GO                                   6.55%    12/1/05 (3)                  500             557
Lisbon OH School Dist. GO                                            6.25%    12/1/17 (2)                1,000           1,059
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)           6.00%     9/1/08 (1)                1,250           1,342
Lucas County OH GO                                                   6.95%    12/1/11 (1)                2,700           2,964
Lucas County OH Hosp. Rev. (Promedica Health Care)                   5.75%   11/15/09 (1)                3,000           3,120
Lucas County OH Hosp. Rev. (Promedica Health Care)                   5.75%   11/15/14 (1)                6,000           6,090
Marietta City OH School Dist.                                        5.75%    12/1/07 (2)                1,500           1,580
Marysville OH Water System Rev.                                      7.05%    12/1/01 (1)(Prere.)        1,250           1,387
Medina City OH School Dist. GO                                       6.20%    12/1/18 (3)                2,100           2,209
Mount Vernon OH Sewer System Rev.                                    6.00%    12/1/12 (2)                  750             777
New Philadelphia City OH School Dist.                                6.25%    12/1/17 (2)                2,300           2,423
North Canton OH GO                                                   5.90%    12/1/14 (2)                2,000           2,067
Northeast OH Regional Sewer Dist. Rev.                               5.60%   11/15/13 (2)                1,880           1,907
Northeast OH Regional Sewer Dist. Rev.                               5.60%   11/15/14 (2)                1,500           1,511
Northeast OH Regional Sewer Dist. Rev.                               6.50%   11/15/01 (2)(Prere.)        2,500           2,716
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                        7.10%     6/1/18 (3)                1,000           1,076
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                        7.45%     3/1/16 (3)                  500             541
Ohio Building Auth. (Adult Correctional Fac.)                        5.50%     4/1/16 (2)                4,965           4,930
Ohio Building Auth. (Adult Correctional Fac.)                        5.95%    10/1/13 (1)                3,000           3,109
Ohio Building Auth. (Transp. Fac.)                                   7.00%     9/1/07 (1)                2,270           2,467
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                        6.60%    12/1/17 (3)                2,200           2,408
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                        6.75%    12/1/15 (3)                1,000           1,095
Ohio Public Fac. Comm. (Community Mental Health)                     4.50%    12/1/97 (1)                2,000           2,008
Ohio Public Fac. Comm. (Higher Educ.)                                5.00%    11/1/97 (1)                3,700           3,720
Ohio Turnpike Comm Rev.                                              5.70%    2/15/17 (1)                1,000           1,007
Ohio Water Dev. Auth.                                                5.50%    12/1/11 (2)                1,000           1,007
Ohio Water Dev. Auth.                                                5.50%    12/1/14 (1)                1,595           1,597
Ohio Water Dev. Auth.                                                5.90%    12/1/15 (2)                3,250           3,350
Ohio Water Dev. Auth.                                                7.00%    12/1/09 (2)(ETM)           1,500           1,719
Olmsted Falls City OH School Dist. GO                                5.85%   12/15/17 (3)                2,000           2,042
Olmsted Falls City OH School Dist. GO                                6.85%   12/15/11 (3)                  565             635
Ottowa County OH GO                                                  7.00%     9/1/11 (2)                  500             547
Pickerington OH GO                                                   5.80%    12/1/09 (3)                  500             530
Revere OH School Dist. GO                                            6.00%    12/1/16 (2)                3,850           3,987
Reynoldsburg City OH School Dist. GO                                 6.55%    12/1/17 (3)                3,600           3,928
Richland County OH GO                                                5.40%    12/1/15 (2)                1,120           1,114
Richland County OH GO                                                6.95%    12/1/11 (2)                  450             511
Springboro Community City OH School Dist. GO                         5.25%    12/1/16 (2)                4,000           3,877
Summit County OH GO                                                  6.90%     8/1/02 (2)(Prere.)          175             193
Summit County OH GO                                                  6.90%     8/1/03 (2)(Prere.)        2,425           2,706

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                            MATURITY                    AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                        COUPON       DATE                     (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Summit County OH GO                                                  6.90%     8/1/12 (2)                2,650           2,884
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)              6.25%   11/15/12 (3)                2,000           2,098
Wood County OH Justice Center GO                                     5.95%    12/1/07 (2)                1,750           1,860
Woodridge OH School Dist. GO                                         6.00%    12/1/19 (2)                1,000           1,034
Woodridge OH School Dist. GO                                         6.80%    12/1/14 (2)                2,000           2,309
Wooster City OH School Dist. GO                                      6.50%    12/1/17 (2)                2,500           2,722
OUTSIDE OHIO:
Puerto Rico Public Building Auth. Rev.                               0.00%     7/1/01 (3)                  850             709
                                                                                                                   ------------
                                                                                                                       196,605
                                                                                                                   ------------
SECONDARY MARKET INSURED (1.0%)
Franklin OH Hosp. Rev. (Mount Carmel Health-Holy Cross
  Health System)                                                     6.75%     6/1/19 (1)                2,000           2,165

NON-INSURED (9.9%)
Cincinnati OH GO                                                     4.75%    12/1/98                    5,700           5,764
Clermont County OH Hosp. Rev. (Mercy Health System) VRDO             3.85%     6/4/97                      800             800
Columbus OH GO                                                       4.00%    6/15/97                    1,645           1,645
Columbus OH GO VRDO                                                  3.75%     6/5/97                      500             500
Cuyahoga County OH Hosp. VRDO (Cleveland Clinic Foundation)          3.85%     6/4/97                      600             600
Cuyahoga County OH Hosp. VRDO (Cleveland Clinic Foundation)          3.85%     6/4/97 LOC                1,600           1,600
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)             3.80%     6/5/97 LOC                  100             100
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)     4.10%     6/3/97 LOC                  600             600
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)     4.20%     6/3/97 LOC                2,100           2,100
Ohio GO                                                             7.625%     8/1/10                    3,510           4,288
Ohio GO (Highway Obligation)                                         4.50%    5/15/98                    1,100           1,108
Ohio Higher Educ. Fac. Auth. Rev.                                   5.875%    12/1/97                    1,000           1,011
Ohio Higher Educ. Fac. Auth. Rev. (Case Western Reserve Univ.)       6.50%    10/1/20                      250             277
Ohio State Univ. VRDO                                                3.80%     6/5/97                      100             100
Ohio Water Dev. Auth. Environmental VRDO (Mead Corp.)                3.95%     6/3/97 LOC                  500             500
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                     3.55%     6/4/97 LOC                1,200           1,200
                                                                                                                   ------------
                                                                                                                        22,193
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $212,923)                                                                                                      220,963
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     4,357
Liabilities                                                                                                               (450)
                                                                                                                   ------------
                                                                                                                         3,907
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 19,616,790 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $224,870
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $11.46
===============================================================================================================================

*See Note A in Notes to Financial Statements.
-Securities with an aggregate value of $501,000 have been segregated as initial margin for open futures contracts.
For explanations of abbreviations and other references, see page 12.

-------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT             PER
                                                                                                         (000)           SHARE
-------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                       $217,428          $11.08
Undistributed Net Investment Income                                                                         --              --
Accumulated Net Realized Losses                                                                           (585)           (.03)
Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                                                                  8,040             .41
  Futures Contracts                                                                                        (13)             --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $224,870          $11.46
===============================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                            MATURITY                    AMOUNT          VALUE*
MONEY MARKET PORTFOLIO                                             COUPON       DATE                     (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
-------------------------------------------------------------------------------------------------------------------------------
Akron OH GO                                                          6.00%    11/1/97 (1)                  985             995
Beachwood OH Water & Sewer BAN                                       4.40%    10/9/97                      600             601
Butler County OH BAN                                                 4.10%    3/20/98                    1,750           1,755
Butler County OH BAN                                                 4.20%   10/30/97                      750             751
Butler County OH BAN                                                 4.25%   10/23/97                    4,240           4,247
Cincinnati OH School Dist. TAN                                       5.41%    7/10/97 LOC                4,000           4,008
Cincinnati OH Student Loan Funding Corp. Student Loan
  Rev. VRDO                                                          3.90%     6/4/97 LOC               26,800          26,800
Clermont County OH Hosp. Rev. VRDO (Mercy Health System)             3.85%     6/4/97                   14,300          14,300
Columbus OH Electric System Rev. VRDO                                3.60%     7/1/97 LOC                  800             800
Columbus OH GO VRDO                                                  3.75%     6/5/97                   28,300          28,300
Cuyahoga County OH Hosp. Rev. Improvement VRDO
  (Cleveland Clinic Foundation)                                      3.85%     6/4/97                    9,400           9,400
Cuyahoga County OH Hosp. Rev. Improvement VRDO
  (Cleveland Clinic Foundation)                                      3.85%     6/4/97 LOC               12,400          12,400
Fairfield City OH BAN                                                4.40%    8/29/97                    3,750           3,754
Fairfield County OH BAN                                              4.45%   10/22/97                      880             882
Franklin County OH GO BAN                                            3.90%     8/1/97                    9,000           9,001
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)        3.90%     6/5/97                    9,600           9,600
Franklin County OH Hosp. Rev. VRDO (US Health Corp.)                 3.90%     6/5/97 LOC               14,200          14,200
Green County OH GO BAN                                               4.50%     6/4/97                    7,000           7,000
Hamilton County OH (Water West III) BAN                              4.50%   12/31/97                    1,375           1,382
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)             3.80%     6/5/97 LOC               20,100          20,100
Hancock County OH GO                                                 4.50%    9/19/97                    1,725           1,728
Lorain County OH TAN (Community College Dist.)                       6.00%    12/1/97 (2)                  610             617
Lorain County OH Hosp. Fac. Rev. CP
  (Catholic Healthcare Partners)                                     3.80%     8/8/97                    5,000           5,000
Montgomery County OH Rev. CP (Miami Valley Hosp.)                    3.75%    8/19/97 LOC                5,600           5,600
Montgomery County OH Rev. CP (Miami Valley Hosp.)                    3.85%    8/21/97 LOC                6,700           6,700
Montgomery County OH Rev. VRDO (Sisters  of Charity)                 3.85%     6/5/97                    2,400           2,400
Montgomery County OH Solid Waste Rev.                                5.00%    11/1/97 (1)                1,810           1,821
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)     4.05%     6/3/97 LOC                1,700           1,700
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)     4.10%     6/3/97 LOC                4,500           4,500
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)     4.20%     6/3/97 LOC                8,900           8,900
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                        3.95%     6/3/97 LOC                5,400           5,400
Ohio Building Auth. (DAS Data Center Project)                        7.80%    10/1/97 (Prere.)           4,000           4,135
Ohio Building Auth. (DiSalle Govt. Center Project)                   4.50%    10/1/97                    2,360           2,367
Ohio Building Auth. (Larsche Office Building Project)                4.50%    10/1/97                    1,015           1,018
Ohio Building Auth. (State Correctional Fac.)                        4.25%    10/1/97                    3,755           3,763
Ohio Building Auth. (State Correctional Fac.)                        8.00%     2/1/98 (Prere.)           1,000           1,048
Ohio GO                                                              3.50%     8/1/97                    2,090           2,090
Ohio GO                                                              3.70%     8/1/97                    3,000           3,000
Ohio Higher Educ. Fac.  VRDO (Mount Union College Project)           3.95%     6/5/97 LOC                1,670           1,670
Ohio Natural Resource Capital Fac. GO                                4.20%    10/1/97                    2,300           2,305
Ohio PCR VRDO (British Petroleum)                                    3.95%     6/3/97                    2,500           2,500
Ohio Public Fac. Comm. (Higher Educ.)                               4.625%    12/1/97                    5,250           5,277
Ohio Public Fac. Comm. (Higher Educ.)                                5.00%    11/1/97 (1)                5,100           5,123
Ohio Public Fac. Comm. (Higher Educ.)                                5.30%    12/1/97                      695             700
Ohio Public Fac. Comm. (Mental Health)                               7.00%    12/1/97                    2,000           2,032
Ohio State Univ. VRDO                                                3.80%     6/5/97                    4,750           4,750
Ohio Turnpike Comm. Rev.                                            4.125%    2/15/98                    4,170           4,176
Ohio Water Dev. Auth. VRDO (Mead Corp.)                              3.95%     6/3/97 LOC                7,320           7,320
Ohio Water Dev. Auth. VRDO (Timken Co. Project)                      3.90%     6/4/97 LOC                5,000           5,000
Ross County OH Hosp. Rev. VRDO (Medical Center Hosp. Project)        3.95%     6/5/97 LOC                4,235           4,235
Summit County OH BAN                                                4.375%   11/20/97                    2,000           2,007
Sylvania  OH School Dist.                                            6.35%    12/1/97 (3)                1,000           1,014
Toledo OH Special Services Assessment VRDO                           3.90%     6/5/97 LOC               12,100          12,100
Univ. of Cincinnati OH GO BAN                                        4.25%    3/19/98                    4,000           4,019
Upper Arlington OH BAN                                               4.00%   12/19/97                    2,500           2,506

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                            MATURITY                    AMOUNT          VALUE*
MONEY MARKET PORTFOLIO                                             COUPON       DATE                     (000)           (000)
-------------------------------------------------------------------------------------------------------------------------------
Upper Arlington OH Street Light Notes                                4.00%    3/19/98                    2,300           2,306
Warren County OH BAN                                                 4.38%     6/3/97                    1,180           1,180
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                     3.55%     6/4/97 LOC                3,000           3,000
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $305,283)                                                                                                      305,283
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
-------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     3,866
Liabilities                                                                                                               (793)
                                                                                                                   ------------
                                                                                                                         3,073
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------------
Applicable to 308,356,285 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                             $308,356
===============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $1.00
===============================================================================================================================

*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see below.

-------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT             PER
                                                                                                         (000)           SHARE
-------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                       $308,360           $1.00
Undistributed Net Investment Income                                                                         --              --
Accumulated Net Realized Losses                                                                             (4)             --
Unrealized Appreciation                                                                                     --              --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $308,356           $1.00
===============================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------
                                                                 INSURED        MONEY
                                                               LONG-TERM       MARKET
                                                               PORTFOLIO    PORTFOLIO
                                                               ----------------------
                                                                   SIX MONTHS ENDED
                                                                     MAY 31, 1997
                                                               ----------------------
                                                                   (000)        (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                       $5,932       $4,904
                                                               -----------------------
      Total Income                                                 5,932        4,904
                                                               -----------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                    16           20
      Management and Administrative                                  156          200
      Marketing and Distribution                                      27           44
   Custodian Fees                                                      3            4
   Auditing Fees                                                       3            3
                                                               -----------------------
      Total Expenses                                                 205          271
      Expenses Paid Indirectly--Note C                                (3)          (4)
                                                               -----------------------
      Net Expenses                                                   202          267
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              5,730        4,637
--------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                       (150)           4
   Futures Contracts                                                 (18)          --
--------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                            (168)           4
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                          (2,574)          --
   Futures Contracts                                                 (35)          --
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                  (2,609)          --
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $2,953       $4,641
======================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------
                                                          INSURED LONG-TERM PORTFOLIO        MONEY MARKET PORTFOLIO
                                                      -------------------------------    ----------------------------
                                                        SIX MONTHS               YEAR      SIX MONTHS           YEAR
                                                             ENDED              ENDED           ENDED          ENDED
                                                      MAY 31, 1997      NOV. 30, 1996    MAY 31, 1997  NOV. 30, 1996
                                                             (000)              (000)           (000)          (000)
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                $   5,730          $  10,760        $   4,637      $   6,844
   Realized Net Gain (Loss)                                  (168)             1,004                4             --
   Change in Unrealized Appreciation
      (Depreciation)                                       (2,609)              (118)              --             --
                                                      ---------------------------------------------------------------
      Net Increase in Net Assets Resulting
         from Operations                                    2,953             11,646            4,641          6,844
                                                      ---------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                   (5,730)           (10,760)          (4,637)        (6,844)
   Realized Capital Gain                                   (1,114)                --               --             --
                                                      ---------------------------------------------------------------
      Total Distributions                                  (6,844)           (10,760)          (4,637)        (6,844)
                                                      ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                  25,743             45,385          188,054        247,383
   Issued in Lieu of Cash Distributions                     5,001              7,733            3,994          6,250
   Redeemed                                               (18,434)           (34,509)        (137,656)      (177,257)
                                                      ---------------------------------------------------------------
      Net Increase from Capital
         Share Transactions                                12,310             18,609           54,392         76,376
---------------------------------------------------------------------------------------------------------------------
   Total Increase                                           8,419             19,495           54,396         76,376
---------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                    216,451            196,956          253,960        177,584
                                                      ---------------------------------------------------------------
   End of Period                                         $224,870           $216,451         $308,356       $253,960
=====================================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                   2,252              3,954          188,054        247,383
   Issued in Lieu of Cash Distributions                       437                674            3,994          6,250
   Redeemed                                                (1,614)            (3,016)        (137,656)      (177,257)
                                                      ---------------------------------------------------------------
      Net Increase in Shares Outstanding                    1,075              1,612           54,392         76,376
=====================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

--------------------------------------------------------------------------------------------------------------------
                                                                             INSURED LONG-TERM PORTFOLIO
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED    -----------------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 1997      1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.67     $11.63    $10.28    $11.61    $11.07   $10.60
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .300       .603      .610      .599      .608     .630
   Net Realized and Unrealized Gain (Loss)
      on Investments                                        (.150)      .040     1.350    (1.298)     .685     .474
                                                           ---------------------------------------------------------
      Total from Investment Operations                       .150       .643     1.960     (.699)    1.293    1.104
                                                           ---------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.300)     (.603)    (.610)    (.599)    (.608)   (.630)
   Distributions from Realized Capital Gains                (.060)        --        --     (.032)    (.145)   (.004)
                                                           ---------------------------------------------------------
      Total Distributions                                   (.360)     (.603)    (.610)    (.631)    (.753)   (.634)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.46     $11.67    $11.63    $10.28    $11.61   $11.07
====================================================================================================================

TOTAL RETURN                                                1.33%      5.75%    19.45%    -6.29%    12.03%   10.69%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $225       $216      $197      $149      $166     $101
   Ratio of Total Expenses to
      Average Net Assets                                   0.19%*      0.20%     0.21%     0.23%     0.21%    0.31%
   Ratio of Net Investment Income to
      Average Net Assets                                   5.26%*      5.26%     5.45%     5.38%     5.29%    5.77%
   Portfolio Turnover Rate                                   13%*        17%        7%       16%       10%      27%
--------------------------------------------------------------------------------------------------------------------

*Annualized

--------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                 YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                          SIX MONTHS ENDED     ----------------------------------------------
THROUGHOUT EACH PERIOD                               MAY 31, 1997      1996      1995      1994      1993      1992
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00      $1.00     $1.00     $1.00     $1.00    $1.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .017       .034      .037      .026      .023     .030
   Net Realized and Unrealized Gain (Loss)
      on Investments                                           --         --        --        --        --       --
                                                           ---------------------------------------------------------
      Total from Investment Operations                       .017       .034      .037      .026      .023     .030
                                                           ---------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.017)     (.034)    (.037)    (.026)    (.023)   (.030)
   Distributions from Realized Capital Gains                   --         --        --        --        --       --
                                                           ---------------------------------------------------------
      Total Distributions                                   (.017)     (.034)    (.037)    (.026)    (.023)   (.030)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $1.00      $1.00     $1.00     $1.00     $1.00    $1.00
====================================================================================================================

TOTAL RETURN                                                1.70%      3.42%     3.78%     2.58%     2.37%    3.01%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                      $308       $254      $178      $147      $132      $92
   Ratio of Total Expenses to
      Average Net Assets                                   0.20%*      0.20%     0.21%     0.23%     0.21%    0.31%
   Ratio of Net Investment Income to
      Average Net Assets                                   3.37%*      3.36%     3.71%     2.56%     2.34%    2.95%
   Portfolio Turnover Rate                                    N/A        N/A       N/A       N/A       N/A      N/A
--------------------------------------------------------------------------------------------------------------------

*Annualized

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: MONEY MARKET PORTFOLIO: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At May 31, 1997, the Fund had contributed capital aggregating $40,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, custodian fee offset arrangements reduced expenses of the Insured Long-Term and Money Market Portfolios by $3,000 and $4,000, respectively.

D. During the six months ended May 31, 1997, the Insured Long-Term Portfolio purchased $29,175,000 of investment securities and sold $13,500,000 of investment securities, other than temporary cash investments.

E. At May 31, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $8,040,000, consisting of unrealized gains of $8,340,000 on securities that had risen in value since their purchase and $300,000 in unrealized losses on securities that had fallen in value since their purchase.

    At May 31, 1997, the aggregate settlement value of open futures contracts expiring in June 1997 and the related unrealized depreciation were:

-----------------------------------------------------------------------------
                                                            (000)
                                                 ----------------------------
                                  NUMBER OF       AGGREGATE
                                    SHORT         SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS       CONTRACTS         VALUE        DEPRECIATION
-----------------------------------------------------------------------------
Insured Long-Term/
  U.S. Treasury Bond                  30           $3,301          ($13)
-----------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
          Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer

[THE VANGURADGROUP(R) LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q962-5/97